Exhibit 99.1

POWER SOLUTIONS, LLC

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2024

AND

REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

POWER SOLUTIONS, LLC

FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page
Independent Auditors’ Report	1 - 2

Financial Statements:

Balance Sheet	4 - 5

Statement of Income from Operations	6

Statement of Changes in Members’ Equity	7

Statements of Cash Flows	8 - 9

Notes to Financial Statements	10 - 25

INDEPENDENT AUDITORS’ REPORT

To the Members

Power Solutions, LLC

Opinion

We have audited the accompanying financial statements of Power Solutions, LLC (the Company), which comprise the balance sheet as of December 31, 2024 and the related statements of income from operations, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Power Solutions, LLC as of December 31, 2024 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Power Solutions, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter — Revision for ASC 842 Compliance

We draw attention to Note 2 to the financial statements, which describes the Company’s revision of previously issued financial statements to record right-of-use assets and lease liabilities in accordance with ASC 842, Leases. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Power Solutions, LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Power Solutions, LLC’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Power Solutions, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Regan, Schickner & Harper, LLC

May 19, 2025, except for the matters described in Note 2, as to which the date is November 7, 2025.

POWER SOLUTIONS, LLC

FINANCIAL STATEMENTS

FOR THE YEAR ENDED

DECEMBER 31, 2024

POWER SOLUTIONS, LLC

BALANCE SHEET

DECEMBER 31, 2024

ASSETS

Current Assets
Cash	$39,462,141
Accounts receivable - customers	150,512,042
Contract assets	61,696,658
Income taxes receivable	36,440
Other current assets	896,590

Total current assets	252,603,871

Property and Equipment, Net
Equipment, net of depreciation	12,079,786
Right-of-use asset - Operating lease, net of amortization	8,072,641

Total property and equipment	20,152,427

Other Assets
Other assets	176,474
Goodwill	4,350,455

Total other assets	4,526,929

Total Assets	$277,283,227

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

BALANCE SHEET

DECEMBER 31, 2024

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Current portion of long-term debt	$1,402,367
Current portion of operating lease obligations	1,888,112
Accounts payable	54,133,203
Contract liabilities	66,542,062
Distribution payable	79,063,284
Other accrued liabilities	31,949,339
Income taxes payable	3,029,426

Total current liabilities	238,007,793

Long-term Liabilities
Long-term debt, net of current portion	3,740,444
Long-term operating lease obligations, net of current portion	6,184,529

Total long-term liabilities	9,924,973

Members’ Equity
Members’ equity	29,350,461

Total Liabilities and Members’ Equity	$277,283,227

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

STATEMENT OF INCOME FROM OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

Amount
Earned revenue	$736,754,275
Applicable contracts costs	580,901,368

Gross profit from operations	155,852,907
General and administrative expenses	20,250,918

Operating profit	135,601,989
Other income (expenses)	(256,023)

Income before income taxes	135,345,966
Provision for income taxes	7,636,751

Net income and other comprehensive income	$127,709,215

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2024

Members’ Equity
Balance - December 31, 2023	$27,382,940
Net income (loss)	127,709,215
Members distributions	(125,741,694)

Balance - December 31, 2024	$29,350,461

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

Cash Flows from Operating Activities:

Net income	$127,709,215

Adjustments to reconcile net income to net cash Provided by operating activities:
Depreciation	2,331,939
Noncash portion of lease expense - operating lease	1,889,061
(Gain) Loss on disposal of fixed assets	(107,535)

(Increase) Decrease in operating assets:
Accounts receivable - customers	(58,224,889)
Contract assets	(22,358,953)
Income taxes receivable	(848)
Other current assets	545,227

Increase (Decrease) in operating liabilities:
Repayment of right of use lease liabilities - operating lease	(1,889,061)
Accounts payable	17,560,616
Contract liabilities	38,350,874
Accrued expenses	14,309,827
Income taxes payable	2,426,147

Net Cash Provided (Used) by Operating Activities	$122,541,620

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

Net Cash Provided (Used) by Operating Activities	$122,541,620

Cash Flows from Investing Activities:
Purchase of fixed assets	(862,415)
Proceeds from sale of fixed assets	132,143

Net Cash Provided (Used) by Investing Activities	(730,272)

Cash Flows from Financing Activities:
Debt reduction	(1,476,963)
Members’ distributions (net)	(94,590,958)

Net Cash Provided (Used) by Financing Activities	(96,067,921)

Net increase (decrease) in cash	25,743,427
Cash at beginning of year	13,718,714

Cash at end of year	$39,462,141

Supplementary Cash Flow Disclosure:
Cash paid during the year for:
Interest paid	$341,558

State income taxes paid	$5,137,259

Non-cash transactions:
Purchase of equipment included in debt	$2,261,400

Right-of-use assets obtained in exchange for new operating lease liabilities	$1,676,238

See Independent Auditors’ Report. The accompanying notes are an integral part of these financial statements.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business Operations

Power Solutions, LLC was organized as a Maryland limited liability company on April 14, 1998. The Company’s primary business is providing electrical contracting services and servicing electrical products.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with United States generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used. Management’s estimates and assumptions include, but are not limited to, estimates of contract revenues, costs and gross profit, collectability of contracts receivable, and estimated useful lives of property and equipment. Management’s estimates and assumptions are derived from and are continually evaluated based upon available information, judgment, and experience. Because of inherent uncertainties in estimating costs on construction contracts, it is at least reasonably possible that the estimates used will change within the near term.

Revenue and Cost Recognition

Effective, January 1, 2019, the Company adopted Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), as amended (commonly referred to as ASC 606), which changed the way the Company recognizes revenue for certain contracts and significantly expanded disclosures about revenue recognition.

The Company recognizes revenues from fixed price and modified fixed-price construction contracts using the cost-to-cost input method, which measures progress toward completion based on the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts.

The contracting of electrical services is a single performance obligation that is satisfied over time. Billing practices on construction contracts are governed by the contract terms for each project; construction contracts typically call for monthly billings based upon estimated progress toward completion. Construction contracts may also base billings on costs incurred, achievement of milestones or pre-agreed schedules related to the passage of time.

Management has determined that disaggregation of revenue would not provide additional meaningful information regarding the nature, amount, timing, or uncertainty of revenue and cash flows. Accordingly, revenue is presented as a single category.

Billing practices on construction contracts are governed by the contract terms for each project; construction contracts typically call for monthly billings based upon estimated progress toward completion. Construction contracts may also base billings on costs incurred, achievement of milestones or pre-agreed schedules related to the passage of time.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition (Continued)

Contract costs include all direct material, subcontractor, labor, and other direct costs related to contract performance. General and administrative costs are charged to expenses as incurred.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are generally recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from variable consideration (such as incentives for completing a contract early or on time, penalties for not completing a contract on time, claims for which the Company has enforceable rights, or contract modifications/change orders in which the scope of modification has been approved, but the price has not been determined or approved) are accounted for as changes in estimates in the current period, but limited to an amount that will not result in a significant reversal of revenue in future periods.

The Contract Asset includes “Retainage receivable” and “Costs and estimated earnings in excess of billings on uncompleted contracts,” which represents revenues recognized in excess of amounts billed. Costs and estimated earnings in excess of billings on uncompleted contracts are expected to be billed within one month to three months. The Contract Liability includes “Retainage payable” and “Billings in excess of costs and estimated earnings on uncompleted contracts,” which represents billings in excess of revenues recognized. Billings in excess of costs and estimated earnings on uncompleted contracts are expected to be worked off within one month to one year. Retainage receivable and retainage payable is expected to be collected and paid, respectively, within three months of project completion. Retainage is typically reduced as projects become substantially complete.

Certain Significant Estimates

Power Solutions, LLC has calculated and determined its revenue earned for the year ended December 31, 2024, and the effect on several asset and liability amounts based on the common industry standard revenue determination formula of actual costs-to-date compared to estimated job costs (see note on long-term construction contracts). Due to uncertainties inherent in the estimation process, and uncertainties relating to future performance as the contracts are completed, it is at least reasonably possible that estimated job costs, in total or on individual contracts, will be revised.

Fair Values of Financial Instruments

Current accounting guidance requires disclosure of the estimated fair value of the Company’s financial instruments for which it is practicable to estimate that value. The estimated fair value amounts of the Company’s financial instruments have been determined using appropriate market information and valuation methodologies. Considerable judgement is required to develop the estimates of fair value, thus the estimates of fair value are not necessarily indicative of amounts that the Company could realize in a current market exchange.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Values of Financial Instruments (Continued)

The fair value of financial instruments as of December 31, 2024 were as follows:

Cash and cash equivalents: The carrying amounts of cash and cash equivalents reported in the balance sheet approximate fair value based on current interest rates and short-term maturities.

Accounts receivable and retainage receivable: The carrying amounts of accounts receivable and retainage receivable (under contract asset) reported in the balance sheet approximate fair value based on the short-term nature.

Accounts payable: The carrying amounts of accounts payable reported in the balance sheet approximate fair value based on the short-term nature.

Cash and Cash Equivalents

For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable include billed and unbilled amounts for services provided to customers for which the Company has an unconditional right to payment. Billed and unbilled amounts for which payment is contingent on anything other than the passage of time are included in Contract Asset and Contract Liability on a contract-by-contract basis.

Accounts receivable is recorded at cost less an allowance for credit losses, if applicable, which is the net amount expected to be collected.

The Company does not charge interest on customer accounts with balances that are past due more than 90 days.

Accounts are considered past due once the unpaid balance exceeds payment terms extended to the customer. When an account balance is past due and attempts have been made to collect the receivable, the amount is considered uncollectible and is written off against the allowance for uncollectible accounts.

Allowance for Credit Losses – Accounts Receivable

With respect to accounts receivable, the Company’s policy is to measure its allowance for credit losses based on an evaluation of historical internal and external information and past experience of the receivable aging, adjusted for current economic conditions, and reasonable and supportable forecast about future events that affects the collectability of receivables. Specific factors considered in measuring the expected amount of accounts receivable collected including the current customer-specific risk characteristics, current and forecasted future financial condition, credit rating of each customer relative to the Company’s underwriting standards, the customer’s past payment history and forecasted payment ability, and other factors such as changes in the economy due to interest, inflation and unemployment levels.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Allowance for Credit Losses – Accounts Receivable (Continued)

In measuring expected credit losses for accounts receivable, the Company considers the entire population of accounts receivable to be a single pool because the assets have similar risk characteristics in terms of customer creditworthiness, customer industry and geographic location, and the impact of the current and forecasted direction of the economic and business environment on collectability of such receivables. In situations in which customers have risk characteristics that are outside those of the customer pool as a whole, those customers are evaluated for credit losses using criteria independent of the remainder of the accounts receivable pool.

From time to time, there may be changes in current economic conditions, such as rates of interest, inflation, and unemployment, among others, which may impact the overall economic outlook and change the forecast of the expected amount of receivables to be collected. In those situations, the Company factors in those changes into its computation of expected losses.

In 2024, there were no changes in the Company’s accounting policies, methodology, in measuring credit losses related to its accounts receivable or amounts written off.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for additions, improvements, betterments, if material, major additions are generally capitalized. Minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lived of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods, generally, Modified Accelerated Cost Recovery System (MACRS), for tax purposes.

Property and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (asset group) to estimated, undiscounted future cash flows expected to be generated by the asset (asset group). If the carrying amount of an asset (asset group) exceeds its estimated undiscounted future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset (asset group) exceeds the fair value of the asset (asset group). Accordingly, no impairment of property and equipment was recognized during the year.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in a purchase of membership interest. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. If we determine the fair value of goodwill is less than the carrying value as a result of an annual or interim test, an impairment loss is recognized and reflected in operating income or loss in the statements of operations during the period incurred.

The Company performs its annual impairment test as of December 31, each year. Under ASC 350, the Company uses significant assumptions to estimate the fair value of the reporting unit. The significant assumptions used to test goodwill are:

•	Cash flow projections including forecasted revenue growth rates, operating and EBITDA margins, capital expenditures and working capital requirements.

•	Terminal growth rate

•	Market assumptions

•	Valuation methodology using the income/discounted cash flow approach.

Lease Policies

The Company records leases per Accounting Standards Update (ASU) 2016-02, Leases (ASC Topic 842) and subsequent amendments. ASC 842 affects all companies that enter into lease arrangements, with certain exclusions under limited scope limitations. Under ASU 2016-02, an entity recognizes right-of-use assets and lease obligations on its balance sheet for all leases with a lease term of more than 12 months. Short-term rentals under year-to-year leases or remaining lease terms of 12 months or less are exempt from being capitalized.

ASC Topic 842 requires that leases with a lease term of more than 12 months be classified as either finance or operating leases. Leases are classified as finance leases when the Company expects to consume a major part of the economic benefits of the leased assets over the remaining lease term. Conversely, the Company is not expected to consume a major part of the economic benefits of assets classified as operating leases.

The lease classification affects both the pattern and presentation of expense recognized in the income statement, the categorization of assets and liabilities in the balance sheet, and classification of cash flows in the statement of cash flows.

The Company has made an election not to capitalize certain short-term leases with a lease term of 12 months or less.

Non-lease components, such as common area maintenance (CAM) charges are immaterial and separated from lease components based on the terms of the related lease. Variable lease components consist of real estate taxes, insurance charges, and other operating expenses related to the lease and are recorded as lease expense as incurred.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Lease Policies (Continued)

Lease obligations are measured and recorded at the present value of future lease payments using a discount rate. Because the Company generally does not have access to the rate implicit in each lease, lease obligations are measured using the incremental borrowing rate as the discount rate. The incremental borrowing rate is the rate that would be paid to borrow on a collateralized basis over a similar term and amount equal to the lease payments in a similar economic environment.

Right-of-use assets are generally measured and recorded at the sum of the lease obligation, any initial direct costs to consummate the lease, and any lease payments made on or before the commencement date.

Income Taxes

Power Solutions, LLC reports profits and losses for income tax purposes on the “percentage-of-completion” method of accounting. This Company is a limited liability corporation and is taxed as a partnership. As such, all income and losses are passed through to the members and are recorded on their personal tax returns. The District of Columbia does not recognize the Company as a partnership and taxes the Company at the entity level through a Franchise tax. The States of Maryland and Virginia allow pass-through entities to pay taxes on behalf of members. All state taxes are recorded under provision for income taxes on the statements of income from operations.

The Company’s income tax returns are subject to examination by the appropriate tax jurisdictions. As of December 31, 2024, the Company’s federal and various state tax returns generally remain open for the last three years.

Advertising Costs

Advertising costs, except for the costs associated with direct-response advertising, if any, are charged to operations when incurred. The costs of direct response advertising are capitalized and amortized over the period during which future benefits are expected to be received.

NOTE 2 – REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company revised its previously issued financial statements to apply ASC 842, Leases. The revision reflects the recognition of right-of-use assets and corresponding lease liabilities that were not previously recorded. These revisions did not affect previously reported net income or total equity, and no other changes were made to the previously issued financial statements.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 3 – ACCOUNTS RECEIVABLE - CUSTOMERS

Accounts receivable consisted of:

	December 31, 2023	December 31, 2024
Accounts Receivable
Billed	$91,672,508	$150,218,090
Unbilled	614,645	293,952

Total	$92,287,153	$150,512,042

As of December 31, 2024, management has determined no allowance for credit losses is necessary.

NOTE 4 – REVENUE RECOGNITION

Contract Assets & Liabilities

The components of Contract Asset and Contract Liability consisted of the following:

	December 31, 2023	December 31, 2024
Contract Assets:
Retainage receivable	$25,854,253	$36,817,930
Costs and estimated earnings in excess of billings on uncompleted contracts	13,483,452	24,878,728

Total Contract Assets	$39,337,705	$61,696,658

Contract Liabilities:
Retainage payable	$56,821	$—
Billings in excess of costs and estimated earnings on uncompleted contracts	28,134,367	66,542,062

Total Contract Liabilities	$28,191,188	$66,542,062

Explanation of Changes in Contract Assets & Liabilities

Contract assets and liabilities fluctuate period to period based on various factors, including, among others, changes in the number and size of projects in progress at period end; variability in billing and payment terms, such as up-front or advance billings, interim or milestone billings, or deferred billings; and recognized unapproved change orders.

The increase in contract assets from December 31, 2023 to December 31, 2024 was primarily due to an increase in the projects in process on which the timing of billings occurred after the completion of work. The increase in contract liabilities from December 31, 2023 to December 31, 2024 was primarily due to the timing of billing in relation to costs incurred on certain large projects.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 4 – REVENUE RECOGNITION (CONTINUED)

Revenue Recognized in Opening Contract Assets

The Company generally excludes change orders and claims that are under negotiation in the ordinary course of business from the contract value until such amounts are approved and deemed probable for collection. For the year ended December 31, 2024, the Company did not include a material amount of unapproved change orders or claims in contract price adjustments, and the revenue recognized within “Contract assets” in the accompanying balance sheet does not relate to unapproved change orders or claims.

Revenue Recognized in Opening Contract Liabilities

For the year-ended December 31, 2024, the Company recognized $25,234,902 of contract revenues related to contract liabilities that existed on December 31, 2023.

Revenue Recognized on Performance Obligation from Prior Periods

For the year-ended December 31, 2024, revenues were positively impacted by 3% as a result of changes in estimates associated with performance obligations on fixed price contracts partially satisfied as of the year-end December 31, 2023. For the year ended December 31, 2024, operating results were positively impacted by 14% of gross profit as a result of aggregate changes in contract estimates related to projects that were in progress as of the year-ended December 31, 2023.

Partially Satisfied/Unsatisfied Performance Obligations at Year-end

As of December 31, 2024 the aggregate transaction price allocated to unsatisfied or partially satisfied performance obligations was approximately $775,842,005, with 85% expected to be recognized in the subsequent twelve months. These amounts represent management’s estimates of the revenues that are expected to be realized from the remaining portion of fixed price contracts not yet completed or for which work had not yet begun as of such dates. For purposes of calculating remaining performance obligations, the Company includes revenues from change orders and claims that are approved. Excluded from remaining performance obligations are unapproved change orders or claims under certain non-fixed price contracts.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 5 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs, estimated earnings, and billings on uncompleted contracts at December 31, 2024 are summarized as follows:

Costs Incurred on Uncompleted Contracts	$627,386,000
Estimated Earnings	159,515,924

786,901,924
Billings to Date	828,565,258

Net Under/(Overbilling)	$(41,663,334)

Included in Note 4 under Contract Assets and Liabilities under the following captions:

Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	$24,878,728
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	(66,542,062)

Net Under/(Overbilling)	$(41,663,334)

NOTE 6 – PROPERTY AND EQUIPMENT

At December 31, 2024 property and equipment is summarized as follows:

	Estimated Useful Life
Transportation equipment	3 – 5 years	$20,991,970
Machinery and equipment	5 – 7 years	2,850,230
Furniture and fixtures	5 – 7 years	652,103
Computer equipment	7 – 10 years	604,987
Leasehold improvements	15 – 39 years	1,803,590

		26,902,880
Less: Accumulated Depreciation		(14,823,094)

		$12,079,786

For the year ended December 31, 2024, depreciation expense relating to property and equipment amounted to $2,331,939 respectively.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 7 - LINE OF CREDIT

As of December 31, 2024, the Company maintains a revolving line of credit with Truist Bank with a maximum borrowing capacity of $30,000,000, maturing on June 20, 2025. The line of credit bears interest at the Secured Overnight Financing Rate (SOFR) plus 1.75%, and interest is payable monthly.

The agreement governing the line of credit includes certain financial and non-financial covenants. Key financial covenants include maintaining a minimum tangible net worth of $25,000,000.

As of December 31, 2024, the Company is in compliance with the requirements under the terms of the loan agreement.

As of December 31, 2024, there was no outstanding balance on the line of credit.

NOTE 8 – OTHER ACCRUED LIABILITIES

As of December 31, 2024, the components of other accrued liabilities consisted of the following:

Other accrued liabilities
Accrued payroll	$30,903,994
Accrued contract losses	42,553
Deferred revenue	44,388
Other accrued expenses	958,404

Total	$31,949,339

NOTE 9 - LONG-TERM DEBT

Long-term debt at December 31, 2024 net of deferred interest, consists of:

Notes payable interest rates ranging from 0% to 9.99% in monthly installments to Ford Motor Credit, secured by transportation equipment	$5,142,811

Less: current maturities	(1,402,367)

Long-term debt, net of current maturities	$3,740,444

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 9 - LONG-TERM DEBT (CONTINUED)

Maturities of long-term debt are as follows:

December 31,
2025	$1,402,367
2026	1,358,779
2027	1,176,360
2028	839,446
2029 and thereafter	365,859

Total	$5,142,811

NOTE 10 - LEASE OBLIGATIONS

The Company leases their office, warehouse, and parking facilities which are accounted for as operating leases. The leases have remaining terms ranging from less than 1 year to approximately 6 years. Some leases include options to extend the lease, and others include options to terminate.

Amounts recognized as right-of-use assets related to operating leases are included in property and equipment in the balance sheet, while related lease liabilities are included in the current and long-term debt.

In addition to base rent, the Company incurs variable lease expenses which include real estate taxes, common area maintenance, insurance and other operating expenses related to our leased facilities which are expensed when incurred in the statement of income from operations. The variable lease expenses are immaterial to the financial statements.

For the year ended December 31, 2024, there were no short-term leases.

As of December 31, 2024, right-of-use assets and lease liabilities related to operating leases were as follows:

Operating Leases
Right-of-use assets:
Cost	$14,447,186
Less: Accumulated amortization	(6,374,545)

$8,072,641

Lease liabilities:
Current portion	$1,888,112
Long-term portion	6,184,529

$8,072,641

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 10 – LEASE OBLIGATIONS (CONTINUED)

A summary of total lease cost, by component, and other lease information for the year ended December 31, 2024 follows:

Operating lease cost	$2,323,480
Cash paid for amounts included in the measurements of lease liabilities:
Operating cash flows from operating leases	$(2,323,480)
Non-cash transactions:
Right-of-use assets obtained in exchange for new operating lease liabilities	$1,676,238
Weighted-average remaining lease term:
Operating leases	5.1 years
Weighted-average discount rate:
Operating leases	6.25%

A summary of the future lease payments for operating leases, reconciled to the lease obligations recorded on December 31, 2024 is as follows:

Operating Leases
Year:
2025	$2,320,179
2026	1,593,182
2027	1,465,621
2028	1,509,589
2029 and thereafter	2,572,902

Total minimum lease payments	9,461,473
Less: imputed interest	(1,388,832)

Lease obligations as of December 31	8,072,641
Less: current portion	(1,888,112)

Long-term lease obligation	$6,184,529

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 11 – INCOME TAXES

The Company has elected to be treated as a partnership for income tax purposes. As such, income and losses are passed through to the members and are recorded on their personal tax returns. For the year ended December 31, 2024 the Company had a taxable income, net of guaranteed payments, in the amount of $134,942,581.

The District of Columbia does not recognize pass-through entities and taxes the company at the entity level. The State of Maryland and Virginia allows pass-through entities to pay taxes on behalf of members at the company level. All state taxes are recorded under provision for income taxes on the statements of income from operations and are stated below.

Provision for Income Taxes

For the year ended December 31, 2024 the Company incurred state income tax liabilities in the amounts of $7,636,751, which were reduced by prior year overpayments and estimated tax payments in the amount of $4,643,765 resulting in net income tax payable of $2,992,986. The income tax receivable and payable is reflected on the accompanying balance sheet.

NOTE 12 – OTHER INCOME (EXPENSES)

Other income and (expenses) for the years ended December 31, 2024 consist of the following:

Other income
Other income	$17,525
Gain on disposal of fixed assets	107,535

125,060

Other Expenses
Interest expense	341,558
Charitable contributions	39,525

381,083

Total (expenses)	$(256,023)

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 13 – EMPLOYEE BENEFIT PLANS

Employee Retirement Savings Plan

The Company sponsors a defined contribution 401(k) plan and profit-sharing plan to non-union employees. The Company contributes a safe harbor match of 100% on the first 3% contributed and an additional 50% on the next 2% contributed by employee. Contributions to the profit-sharing plan are at the discretion of the Board of Directors. For the year ended December 31, 2024 the Company contributed $732,970 total to the plans.

Multi-Employer Pension Plans

The Company contributes amounts to multi-employer defined benefit plans under the terms of collective bargaining agreements that cover employees represented by unions. The risks of participating in multi-employer pension plans are different from single-employer plans in the following aspects:

•	Assets contributed to the multi-employer plan by one employer will be used to provide benefits to employees of other participating employers;

•	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be allocated to the remaining participating employers; and

•

If the Company chooses to stop participating in a multi-employer plan, the Company may be required to pay the plan an amount based on the unfunded status of the plan, referred to as a withdrawal liability.

The information available to us about the multi-employer plans in which we participate is generally dated due to the nature of the reporting cycle of multi-employer plans and legal requirements under the Employee Retirement Income Security Act (“ERISA”) as amended by the Multi-employer Pension Plan Amendments Act.

Multi-Employer Pension Plans – Available to Public Domain

This table below identifies plans that are available to public domain regarding their general data and financial health information:

Plan Name	EIN Number	PPA Zone Status	Funding Improvement or Rehab Status	Contributions for year-ended 12/31/2024	% of Total Company Contributions	Surcharge Imposed	Collective Bargaining Agreement Expiration
Electrical Workers Local No. 26 Pension Trust Fund	52-6117919	Green	No	$28,017,791	93%	No	5/31/2027

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 13 – EMPLOYEE BENEFIT PLANS (CONTINUED)

Multi-Employer Pension Plans – Plans Not Available to Public Domain

Because the plan’s audited financial statements and other detailed financial information are not publicly available, the Company is unable to determine the funded status of the plan, the Company’s proportionate share of that status, or whether the plan is subject to funding improvement or rehabilitation requirements.

The table below identifies plans that are not subject to public domain:

Plan Name	EIN Number	Contributions for year ended 12/31/2024	Surcharge Imposed	Collective Bargaining Agreement Expiration
IBEW Local 24 Pension Trust Fund	Unknown	$1,972,341	No	Unknown
IBEW Local 80 Virginia Pension Fund	Unknown	$44,379	No	Unknown
IBEW Local 1340 Virginia Pension Trust Fund	Unknown	$198,161	No	Unknown

NOTE 14 – COMMITMENTS AND CONTINGENCIES

Multi-Employer Pension Plans

As discussed in Note 14, the Company participates in multi-employer pension plans administered by a union. There is a risk that its funding status could deteriorate in the future. If any Plan becomes underfunded, the Company may be required to contribute additional amounts to cover any shortfall, as specified in the collective bargaining agreement.

As of December 31, 2024, no additional contributions are required. The Company is actively monitoring the Plan’s status’ and if any liability arises, management will record any liability and expense on the financial statements in the period it becomes known.

Surety Bonds

The Company, as a condition for entering construction contracts, is required to post bid, payment, and performance bonds in support of those contracts. At December 31, 2024, several of those bonds remain issued and outstanding.

See Independent Auditors’ Report.

POWER SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2024

NOTE 15 – CONCENTRATIONS OF CREDIT RISK

Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash, contract accounts receivable, and costs and estimated earnings in excess of billings on uncompleted contracts.

As of January 1, 2013, the FDIC insures the standard maximum deposit insurance amount of $250,000 for each deposit insurance ownership category all of a depositor’s accounts at an insured depository institution, including all noninterest-bearing and interest-bearing transaction accounts. In lieu of insurance, the financial institution may collateralize the commercial paper with U.S. Government securities, in which case they become Repurchase Agreements (Repos). At December 31, 2024, $36,265,406 of the Company’s bank balances were not insured by the FDIC or secured by collateral consisting of government backed securities.

The contract receivables and costs and estimated earnings in excess of billings on uncompleted contracts are concentrated in customers located in the Virginia area. All probable credit losses related to contract receivables have been appropriately recognized as expense. In general, the Company does not require collateral in relation to these receivables.

For the year ended December 31, 2024 a small group of customers represented 59% of total revenues and 59% of total receivables for the years then ended.

NOTE 16 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through May 19, 2025, the date the financial statements were available to be issued. No significant events or transactions were identified that would require adjustment of or disclosure in the financial statements.

See Independent Auditors’ Report.